UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2006

(Exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One Suite 500 North Palm Beach, Florida (Address of principal executive offices)	33408 (Zip Code)

Registrant's telephone number, including area code:  (561) 630-2400

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On March 24, 2006, Bankrate, Inc. (the “Company”) announced via press release that the Company filed a shelf registration statement with the Securities and Exchange Commission covering the offer and sale of up to $115,000,000 of its common stock. The shares will be sold at various times and prices by the Company, certain selling shareholders or a combination of both.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(1) None.

(b) Pro forma financial information.

(1) None.

(c) Exhibits.

99.1 Text of press release of Bankrate, Inc. dated March 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: March 29, 2006	by:	/s/ Robert J. DeFranco

Robert J. DeFranco Senior Vice President Chief Financial Officer